                                                          Exhibit 25.1


                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS    )
                      )  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS      )


        THAT I, the undersigned, of Dallas County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of
GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1995, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

        WITNESS MY HAND this 20th day of March, 1996


                                              /s/ John H. Williams
                                              -----------------------
                                                  JOHN H. WILLIAMS

                                                         Exhibit 25.1


                           SPECIAL POWER OF ATTORNEY


THE STATE OF MINNESOTA    )
                          )  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HENNEPIN        )


        THAT I, the undersigned, of Hennepin County, Minnesota, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1995, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

        WITNESS MY HAND this 20th day of March, 1996.


                                             /s/  Joel C. Puckett
                                             ------------------------
                                                  JOEL C. PUCKETT

                                                       Exhibit 25.1


THE STATE OF TEXAS      )
                        )   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS        )


        THAT I, the undersigned, of Dallas County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, Inc. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1995, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and performa in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

        WITNESS MY HAND this 20th day of March, 1996.


                                              /s/ Harden H. Wiedemann
                                              --------------------------
                                                  HARDEN H. WIEDEMANN

                                                   Exhibit 25.1


                           SPECIAL POWER OF ATTORNEY


THE STATE OF MICHIGAN     )
                          )  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ANTRIM          )


        THAT I, the undersigned, of Antrim County, Michigan, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1995, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

        WITNESS MY HAND this 20th day of MARCH, 1996.


                                                 /s/  Norman J.E. Roe
                                                 ----------------------
                                                      NORMAN J.E. ROE